The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SABR2005-FR4 Geographic Distribution

			% of
			Mortgage
			Loan Pool by
		Aggregate	Aggregate	Weighted	Weighted	Weighted
	Number	Cut-off	Cut-off	Average	Average	Average
Geographical	of	Date	Date	Gross	Remaining	Combined
Distribution	Mortgage	Principal	Principal	Interest	Term	Original
	Loans	Balance ($)	Balance	Rate (%)	(months)	LTV (%)
Arizona	129	$18,380,847	1.67	7.389	352	82.52
Arkansas	8	472,343	0.04	9.348	342	89.98
California	1,344	345,428,842	31.45	6.738	354	80.83
Colorado	164	21,529,333	1.96	6.835	353	84.19
Connecticut	109	17,332,636	1.58	7.599	352	82.88
Delaware	15	1,960,361	0.18	7.369	351	86.14
District of Columbia	33	8,014,161	0.73	7.427	355	77.72
Florida	736	100,651,979	9.16	7.527	351	83.46
Georgia	297	31,911,462	2.91	7.656	351	86.03
Hawaii	85	20,023,884	1.82	7.078	348	83.32
Idaho	26	1,923,599	0.18	7.429	349	83.72
Illinois	343	50,311,291	4.58	7.590	352	85.06
Indiana	41	3,406,532	0.31	8.158	347	86.56
Iowa	8	907,504	0.08	8.187	351	91.14
Kansas	14	1,135,411	0.10	8.289	351	89.94
Kentucky	13	867,346	0.08	8.416	339	81.60
Maine	14	2,065,408	0.19	7.050	353	85.75
Maryland	306	57,814,955	5.26	7.370	353	82.26
Massachusetts	200	40,307,625	3.67	7.310	353	82.21
Michigan	116	12,290,524	1.12	7.793	353	85.44
Minnesota	106	15,083,738	1.37	7.337	352	85.07
Missouri	55	5,541,424	0.50	8.019	353	88.51
Nevada	115	18,861,493	1.72	7.123	354	82.65
New Hampshire	20	2,862,153	0.26	7.340	352	86.35
New Jersey	344	82,193,977	7.48	7.455	352	81.13
New Mexico	20	1,744,263	0.16	8.102	355	85.50
New York	423	113,017,628	10.29	7.189	353	81.65
North Carolina	105	11,411,103	1.04	7.693	351	86.27
Ohio	70	6,993,488	0.64	7.717	353	87.24
Oklahoma	14	1,056,559	0.10	8.695	350	85.31
Oregon	42	4,440,848	0.40	7.365	353	84.38
Pennsylvania	101	14,161,990	1.29	7.363	353	82.69
Rhode Island	26	3,837,514	0.35	7.814	345	83.45
South Carolina	40	4,610,516	0.42	7.675	351	86.03
Tennessee	58	4,859,457	0.44	7.945	348	88.45
Texas	124	12,487,371	1.14	7.911	349	86.73
Utah	28	3,476,930	0.32	7.567	353	86.25
Vermont	2	313,865	0.03	7.435	354	81.96
Virginia	195	32,308,390	2.94	7.528	353	83.95
Washington	94	13,337,869	1.21	7.172	354	82.23
West Virginia	5	621,438	0.06	8.200	355	84.59
Wisconsin	86	8,299,632	0.76	8.054	350	87.77
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51
Number of States Represented Including District of Columbia: 42